UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 13, 2024

CLEVELAND-CLIFFS INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Public Square,	Suite 3300,	Cleveland,	Ohio	44114-2315
(Address of Principal Executive Offices)				(Zip Code)
Registrant's telephone number, including area code: (216) 694-5700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered:
Common Shares, par value $0.125 per share	CLF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
On September 13, 2024, Cleveland-Cliffs Inc., an Ohio corporation (the “Company”), entered into the Sixth Amendment to Asset-Based Revolving Credit Agreement (the “Sixth Amendment”), by and among the Company, the lenders party thereto and Bank of America N.A., as administrative agent (the “Agent”). The Sixth Amendment amends that certain Asset-Based Revolving Credit Agreement, dated as of March 13, 2020 (as amended, the “Credit Agreement”), by and among the Company, the lenders from time to time party thereto and the Agent. The Sixth Amendment, among other things, (i) amends the normal conditions for borrowing loans under the Credit Agreement to provide for a more limited set of conditions to borrowing under the Credit Agreement for the purpose of financing a portion of the purchase price of Stelco Holdings Inc., a Canadian corporation (“Stelco”), and (ii) subsequent to the acquisition of Stelco and the satisfaction of customary conditions, divides the existing $4,750,000,000 of aggregate lending commitments under the Credit Agreement into two tranches, (x) a $4,250,000,000 tranche of lending commitments available to be borrowed by the Company and certain U.S. subsidiaries of the Company that are designated as borrowers from time to time in accordance with the Credit Agreement and (y) a $500,000,000 tranche of lending commitments available to be borrowed by certain Canadian subsidiaries of the Company that are designated as borrowers from time to time in accordance with the Credit Agreement.
The foregoing description of the Sixth Amendment is not complete and is subject to and entirely qualified by reference to the full text of the Sixth Amendment, a copy of which is anticipated to be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The terms of the Sixth Amendment are summarized in Item 1.01 of this Current Report on Form 8-K and are incorporated into this Item 2.03 by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEVELAND-CLIFFS INC.

Date:	September 13, 2024	By:	/s/ James D. Graham
		Name:	James D. Graham
		Title:	Executive Vice President, Chief Legal and Administrative Officer & Secretary
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